UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 15, 2006

                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-50767                  04-3523569
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


   60 Westview Street, Lexington, Massachusetts                  02421
     (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

         On March 15, 2006, Critical Therapeutics, Inc. (the "Company") issued a press release announcing the Company's decision to discontinue its Phase II clinical trial of CTI-01, an anti-inflammatory compound. The full text of the Company's press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

         (d)    Exhibits

                See Exhibit Index attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 15, 2006              CRITICAL THERAPEUTICS, INC.

                                    By:  /s/ Trevor Phillips
                                         --------------------
                                         Trevor Phillips, Ph.D.
                                         Chief Operating Officer and Senior Vice
                                         President of Operations


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                                  EXHIBIT INDEX


Exhibit No.                          Description
-----------                          -------------------------------------------
99.1                                 Press Release dated March 15, 2006.